united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-08542

The Saratoga Advantage Trust

(Exact name of registrant as specified in charter)

1616 N. Litchfield Rd., Suite 165, Goodyear, AZ 85395

(Address of principal executive offices) (Zip code)

Richard Malinowski, Gemini Fund Services, LLC

80 Arkay Drive, Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 623-266-4567

Date of fiscal year end: 11/30

Date of reporting period: 11/30/18

Item 1. Reports to Stockholders.

James Alpha MLP Portfolio (Formerly, James

Alpha Yorkville MLP Portfolio)

Class A, C and I Shares

Annual Report
As Of November 30, 2018

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY TO SHAREHOLDERS AND TO OTHERS WHO HAVE RECEIVED A COPY OF THE PROSPECTUS.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.saratogacap.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

TABLE OF CONTENTS

Chairman’s Letter	Page 1
Investment Review	Page 5
Schedules of Investments	Page 7
Statements of Assets and Liabilities	Page 8
Statements of Operations	Page 9
Statements of Changes in Net Assets	Page 10
Financial Highlights	Page 12
Notes to Financials	Page 15
Report of Independent Registered Public Accounting Firm	Page 21
Supplemental Information	Page 22
Privacy Notice	Page 25

TRUSTEES AND OFFICERS

Bruce E. Ventimiglia	Trustee, Chairman, President & CEO
Patrick H. McCollough	Trustee
Udo W. Koopmann	Trustee
Floyd E. Seal	Trustee
Stephen H. Hamrick	Trustee
Stephen Ventimiglia	Vice President & Secretary
Jonathan W. Ventimiglia	Vice President, Assistant Secretary,
Treasurer & Chief Financial Officer
James S. Vitalie	Vice President
Michael J. Wagner	Chief Compliance Officer
Rose Anne Casaburri	Assistant Secretary
Aaron J. Smith	Assistant Treasurer

Investment Manager	Distributor
Saratoga Capital Management, LLC	Northern Lights Distributors, LLC
1616 N. Litchfield Rd., Suite 165	17605 Wright Street, Suite 2
Goodyear, Arizona 85395	Omaha, Nebraska 68130

Transfer & Shareholder Servicing Agent	Custodian
Gemini Fund Services, LLC	BNY Mellon Corp.
17605 Wright Street, Suite 2	225 Liberty Street
Omaha, Nebraska 68130	New York, New York 10286

Administrator & Fund Accounting Agent	Custody Administrator
Gemini Fund Services, LLC	Gemini Fund Services, LLC
80 Arkay Drive, Suite 110	80 Arkay Drive, Suite 110
Hauppauge, New York 11788	Hauppauge, New York 11788

THE SARATOGA ADVANTAGE TRUST

Annual Report to Shareholders

January 2, 2019

Dear Shareholder: We are pleased to provide you with this annual report on the investments and performance of the James Alpha MLP Portfolio (the “Portfolio”), a portfolio in the Saratoga Advantage Trust (the “Trust”). This report covers the twelve months from December 1, 2017 through November 30, 2018.

We believe that successful investing requires discipline and patience. Try to stay focused on your long-term investment goals. Don’t let short-term stock and bond market fluctuations or investment manias change your long-term investment strategy.

ECONOMIC OVERVIEW

As measured by Real Gross Domestic Product (GDP), the value of the production of goods and services in the United States (US) advanced by an annualized growth rate (AGR) of 3.4% during the third quarter of 2018. This was a decrease from the 4.2% AGR during the second quarter of 2018. The largest component of GDP is Personal Consumption Expenditures (PCE), which helps us to understand how the American consumer is doing; PCE continued its recovery in the third quarter after a rough start to the year. The Durable Goods and Non-Durable Goods segments of PCE both helped to push the Goods portion of PCE above a 4% AGR for the second quarter in a row. The Service sector within PCE is nearly twice the size of the Goods sector, and it makes up the largest portion of PCE. The Service sector had been lagging the other sectors of PCE, but returned to its long-run growth rate of just over 3% during the quarter, a decidedly positive sign for the economy at large. We continue to believe that growth in the domestic economy should be sustainable, though at a moderate pace. The Federal Reserve’s restrictive monetary policy over the past several years will most likely slow economic growth in the US, though, for the time-being, we do not believe that the Fed has tightened enough to push the US into a recession over the near-term.

At the December 19, 2018 Federal Reserve Open Market Committee (the Committee) meeting, the Committee released the following statement, in part: “Information received since the Federal Open Market Committee met in November indicates that the labor market has continued to strengthen and that economic activity has been rising at a strong rate. Job gains have been strong, on average, in recent months, and the unemployment rate has remained low. Household spending has continued to grow strongly, while growth of business fixed investment has moderated from its rapid pace earlier in the year… both overall inflation and inflation for items other than food and energy remain near 2%. Indicators of longer-term inflation expectations are little changed, on balance. The Committee judges that risks to the economic outlook are roughly balanced but will continue to monitor global economic and financial developments and assess their implications for the economic outlook.”

Monetary Policy: During the period, the Federal Reserve Open Market Committee raised the target range for the federal funds rate to 2.25 - 2.5%. Along with their rate scheme, the Federal Reserve’s (Fed) monetary policy has been mostly restrictive over the past several years. The Fed has been draining total reserves of depository institutions at a rate of nearly $20 billion per month since August 2014. The federal funds rate found its last cycle low in January 2014, and has been climbing relatively unabated from that level since March 2014. The Fed announced its plan to increase the Federal Funds rate in December 2015, but the tightening had already begun. The Monetary Base topped at slightly over $4 trillion in August 2014, and as of December 2018 has fallen to just over $3.4 trillion. The growth rates of two money supply measures we use throughout our proprietary economic research, M2 and MZM, have both fallen into historically negative ranges relative to economic growth. We believe the Fed should be very cautious with further reductions in the money supply.

Regarding the federal funds rate, we study the rate relative to both inflation and short-term/intermediate-term interest rates. Our research there indicates that the current federal funds rate should be viewed by the Fed and investors as neutral. In that light, we believe the Fed should slowly increase the fed funds target range only in the face of significant renewed inflation.

Interest Rates: While most of the interest rate array has been increasing in a stabl e upward trend, short-term interest rates have been rising more rapidly than long-term rates, which has driven a declining yield curve spread. The monthly yield curve spread, as measured by the 10-year T-Note (10y TN) minus the 1-year T-Bill (1y TB), carved a fresh cycle low at 0.17 at the end of December, its lowest level since the beginning of 2007. It is widely known that an inverted yield curve often portends a negative stock market, so the spread’s downward trend has worried many equity investors and economists alike. We don’t believe the current spread level tells us much on its own. Other factors help to provide context: the size of the spread decline from its high, additional interest rate trends, and CPI should also be considered. In this context, we believe interest rates at current levels are neutral for stocks; if the yield curve becomes negative, however, and the Fed fails to provide evidence of relief from current tightening, then a sustained market correction is possible. Regarding long-term corporate bonds, the quality spread as measured by Baa bonds minus Aaa bonds has widened. The quality spread has historically been a good predictor of confidence in the corporate bond market; a widening spread could mean trouble for this segment of the market. As of December 2018, its spread was greater than 1.1. A quality spread at that level, along with the state of the yield curve, is likely driving some of the recent market volatility.

Equity Valuations: As of December 31, 2018, the S&P 500 index1 sits at 2,506. Our proprietary valuation work uses both fundamental and technical analysis and provides justification for the S&P 500 at roughly 2,670, slightly below last quarter’s figure, as corporate earnings continue to be strong, but have undergone some downgrades. In order to create a range of equity market outcomes, we use a valuation tool which we refer to as our Proper PE Valuation™ tool. Among other things, this analysis provides us with a set of ranges above and below which we consider the S&P 500 overvalued or undervalued, respectively. Our valuation tool currently sets an appropriate S&P 500 PE at 19. Additional analysis suggests that an appropriate S&P 500 fair-value range is roughly 2,525 to 2,950. To us, fair-value means the stock market should perform within the parameter of its historic mean. The current level and direction of many economic statistics we enter our valuation algorithm indicate that we are likely to stay in fair value range for the near-term. We are watching corporate earnings growth closely, as changes in earnings data has the potential to change valuation levels quickly. Additionally, we are watching our technical indicators for signs that a market breakdown or breakout might be in the cards, as rapid movements in valuations are not unusual at this point in the economic cycle.

Inflation: We believe inflation should remain at a moderate rate of growth over the intermediate term. Historically, the employment private service providing sector’s (EPSP) weekly earnings 12-month percent change, and its direction, have correlated well with the Consumer Price Index (CPI). EPSP has been trending up since May 2015, slightly leading a similar CPI trend. There is moderate and expected consumer demand-side upward pressure on inflation. The growth in the wages complex is building, putting more money in workers’ pockets. This would normally concern us, but we see a balance in product and its demand. While the CPI has reached and surpassed the Fed’s initial target of 2.0% and has remained above 2.0% since September 2017, growth has moderated significantly during the current cycle. As of December 2018, CPI is up only 2.18% y-o-y. When there is strong pricing pressure from the manufacturing sector it tends to lift most associated prices, which, in turn, tends to reinforce any extant wage growth, potentially triggering an inflationary cycle. Some previous inflation concerns were being driven by this potential dynamic, as the Producer Price Index (PPI) had exhibited a powerful upward trend at times; PPI, however, has recently been trending down from its upward path. The relatively static trends in both CPI and PPI is further evidence to us that the Fed should be very careful with its policy.

COMPARING THE PORTFOLIO’S PERFORMANCE TO BENCHMARKS

Please note that benchmarks do not necessarily provide precise standards against which to measure the Portfolio, in that the characteristics of the benchmarks can vary widely at different points in time from the Portfolio(e.g., characteristics such as: average market capitalizations, price-to-earnings and price-to-book ratios, etc.). In addition, the benchmarks can potentially have a survivor bias built into them (i.e., the performance of only funds that are still in existence may remain part of the benchmark’s performance while funds that do not exist anymore may be removed from the benchmark’s performance).

ELECTRONIC DELIVERY AVAILABLE

This report can be delivered to you electronically. Electronic delivery can help simplify your record keeping. With electronic delivery, you’ll receive an email with a link to your Saratoga Advantage Trust quarterly statement, daily confirmations and/or semi-annual and annual reports each time one is available. You have the ability to choose which items you want delivered electronically. Choose one item or all items. It’s up to you. Please call our Customer Service Department toll-free at 1-888-672-4839 for instructions on how to establish electronic delivery.

AUTOMATED ACCOUNT UPDATES

I am pleased to inform you that you can get automated updates on your investments in the Saratoga Advantage Trust 24 hours a day, every day, by calling toll-free 1-888-672-4839. For additional information about the Trust, please call your financial advisor, visit our website at www.saratogacap.com or call 1-800-807-FUND.

Finally, following you will find specific information on the investments and performance of the Portfolio. Please speak with your financial advisor if you have any questions about your investment in the Saratoga Advantage Trust or your allocation of assets among the Trust’s portfolios.

We remain dedicated to serving your investment needs.
Thank you for investing with us.

Best wishes,

Bruce E. Ventimiglia

Chairman, President and

Chief Executive Officer

Investors should consider the investment objectives, risks, charges and expenses of the Saratoga Funds carefully. This and other information about the Saratoga Funds is contained in your prospectus, which should be read carefully. To obtain an additional copy of the prospectus, please call (800) 807-FUND. Past performance is not indicative of future results. Investments in stocks, bonds and mutual funds are not guaranteed and the principal value and investment return can fluctuate. Consequently, investors may receive back less than invested.

[1]	The S&P 500 is an unmanaged, capitalization-weighted index. It is not possible to invest directly in the S&P 500.

The security holdings discussed may not be representative of the Funds’ current or future investments. Portfolio holdings are subject to change and should not be considered to be investment advice. Any statements not of a factual nature constitute opinions which are subject to change without notice. Information contained herein was obtained from recognized statistical services and other sources believed to be reliable and we therefore cannot make any representation as to its completeness or accuracy. The Funds of the Saratoga Advantage Trust are distributed by Northern Lights Distributors, LLC, member FINRA/SIPC.

5162-NLD-2/5/2019

INVESTMENT REVIEW

JAMES ALPHA MLP PORTFOLIO (Formerly, JAMES ALPHA YORKVILLE
MLP PORTFOLIO)

Advised by: James Alpha Advisors, LLC, New York, New York

Objective: The Portfolio seeks current income and secondarily capital appreciation.

Total Aggregate Return for the Year Ended November 30, 2018
	One Year:	Inception:
	12/1/2017 – 11/30/18	3/31/15 – 11/30/18*
Class A
With Sales Charge	(9.73)%	(13.16)%
Without Sales Charge	(4.20)%	(11.75)%
Class C
With Sales Charge	(6.01)%	(12.43)%
Without Sales Charge	(5.13)%	(12.43)%
Class I
Without Sales Charge	(4.08)%	(11.59)%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated March 30, 2018, is 2.28%, 3.03% and 2.03% for the A, C and I Classes, respectively, before any expense waivers or reimbursements. The Portfolio’s Manager has contractually agreed to waive its fees and/or absorb expenses (excluding certain expenses) of the Portfolio through March 31, 2020, to ensure the total net operating expense ratio does not exceed 2.24%, 2.99% and 1.99% for the A, C and I classes, respectively.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The master limited partnerships (“MLPs”) in which the Portfolio will primarily invest include MLPs engaged in the transportation, storage and processing of natural resources, although the Portfolio may also invest in other types of MLPs that seek to take advantage of new regulation of investment vehicles. The Portfolio may also invest in securities of companies principally engaged in U.S. energy infrastructure. In constructing the investment universe, the Portfolio’s sub-adviser employs a bottom-up process that evaluates and ranks potential investments according to the sub-adviser’s analysis of each company’s financial statements, business model and competitive advantages. Investments are made in those companies that the Portfolio’s sub-adviser believes are trading at a fair price relative to intrinsic value and that present the best risk-reward opportunity relative to other potential statements.

PORTFOLIO ADVISER COMMENTARY

Coming into 2018, MLPs seemed positioned for solid returns. Many MLPs were trading at substantial discounts to their historic price to distributable cash flow ratios. Likewise, many MLP yields were at cyclical highs supported with distribution coverage ratios over 100%. 2018 saw increases in global oil production supply and reduced demand which led to rising inventories over the course of the year, especially during the final four months. As inventories built, the price of oil came under pressure and MLP returns also came under pressure.

For 2018, WTI was off roughly 25%. Energy was the worst performing sector of the S&P 500 and the MLP sector was down substantially. Moreover, 2017 and 2018 marked the first time since 1998 and 1999 that MLPs were negative for consecutive years. We believe that tax loss selling exacerbated losses in the fourth quarter of 2018.

Midstream MLPs were also off 13% in 2018, as pipeline capacity constraints may be placing a ceiling on the ability of some Midstream MLPs to take advantage of oil prices when they rise. Truck and rail transporting capacity has largely been exhausted.

On a bright note, more MLPs continued to simplify their structures in 2018 with increased visibility and lower costs. Coming into 2019, we believe many MLPs have strong balance sheets, significant free cash flow above their high yields and substantial growth potential. We currently see a noteworthy disconnect between MLP fundamentals and valuations. Potential catalysts for improved valuations include visibility and resolution of the macro supply – demand issues along with increased pipeline capacity. Another potential catalyst for MLP returns is the possibility of private capital and third-party acquisitions taking certain MLPs private.

INVESTMENT REVIEW (Unaudited)

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

JAMES ALPHA MLP PORTFOLIO (Formerly, JAMES ALPHA YORKVILLE MLP PORTFOLIO)

VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Cheniere Energy, Inc.	9.8%
Golar LNG Ltd.	8.6%
MPLX LP	8.2%
EQT Midstream Partners LP	8.2%
Phillips 66 Partners LP	8.0%
Oasis Midstream Partners LP	7.8%
Archrock, Inc.	7.7%
Antero Midstream Partners LP	7.4%
Energy Transfer LP	6.8%
Tallgrass Energy LP	6.6%

*	Based on total net assets as of November 30, 2018.

Excludes short-term investments.

Portfolio Composition**

** Based on market value as of November 30, 2018.

The Alerian MLP Index is the leading gauge of large- and mid-cap energy Master Limited Partnerships (MLPs). The float-adjusted, capitalization-weighted index, which includes 50 prominent companies and captures approximately 75% of available market capitalization.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

SCHEDULE OF INVESTMENTS
JAMES ALPHA MLP PORTFOLIO (Formerly, JAMES ALPHA YORKVILLE MLP PORTFOLIO)
November 30, 2018

Shares		Value
	COMMON STOCK - 100.8%
	GAS - 4.5%
9,750	Western Gas Equity Partners LP	$282,555

	OIL & GAS - 7.4%
16,990	Antero Midstream Partners LP	469,943

	OIL & GAS SERVICES - 7.7%
47,772	Archrock, Inc.	487,274

	PIPELINES - 72.6%
10,200	Cheniere Energy Inc *	623,424
10,750	DCP Midstream LP	366,360
29,518	Energy Transfer LP	430,077
10,928	EQT Midstream Partners LP	520,829
23,910	Kinder Morgan, Inc.	408,144
15,765	MPLX LP	522,294
24,380	Oasis Midstream Partners LP	491,257
10,810	Phillips 66 Partners LP	506,989
19,660	Tallgrass Energy LP	419,938
7,630	TransCanada Corp	312,220
		4,601,532
	TRANSPORTATION - 8.6%
20,430	Golar LNG Ltd.	544,255

	TOTAL COMMON STOCK (Cost - $6,277,717)	6,385,559

	SHORT-TERM INVESTMENTS - 1.0%
63,985	Dreyfus Institutional Preferred Government Money Market - Institutional Class, 2.14% ^
	(Cost - $63,985)	63,985

	TOTAL INVESTMENTS - 101.8% (Cost - $6,341,702)	$6,449,544

	LIABILITIES IN EXCESS OF OTHER ASSETS - (1.8)%	(116,615)

	NET ASSETS - 100.0%	$6,332,929

*	Non Income producing security

LP - Limited Partnership

^	Money Market Fund; interest rate reflects seven-day effective yield on November 30, 2018.

See accompanying notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
JAMES ALPHA MLP PORTFOLIO
November 30, 2018

Assets:
Investments, at cost	$6,341,702
Investments, at value	$6,449,544
Dividend and interest receivable	350
Deferred Tax Asset	448,222
Less: Valuation Allowance	(366,885)
Net Deferred Tax Asset	81,337
Prepaid expenses and other assets	11,873
Total Assets	6,543,104

Liabilities:
Deferred Tax Liability	81,337
Due to Custodian	1,363
Payable to manager	15,081
Accrued professional fees	102,575
Custody fees payable	425
Payable for distribution (12b-1) fees	2,416
Supervisory fee payable	1,276
Trustee fees payable	229
Tax Expense	900
Accrued expenses and other liabilities	4,573
Total Liabilities	210,175

Net Assets	$6,332,929

Net Assets:
Paid in capital	$8,071,292
Accumulated earnings	(1,738,363)
Net Assets	$6,332,929

Net Asset Value Per Share
Class I
Net Assets	$5,576,948
Shares of beneficial interest outstanding	1,076,486
Net asset value/offering price per share (a)	$5.18

Class A
Net Assets	$347,896
Shares of beneficial interest outstanding	67,060
Net asset value (a)	$5.19
Offering price per share (maximum sales charge of 5.75%)	$5.51

Class C
Net Assets	$408,085
Shares of beneficial interest outstanding	78,722
Net asset value/offering price per share (b)	$5.18

(a)	Redemption price per share. The Portfolio will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.

(b)	Redemption price per C share varies based on length of time shares are held. The Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.

See accompanying notes to financial statements.

STATEMENT OF OPERATIONS
JAMES ALPHA MLP PORTFOLIO
For The Year Ended November 30, 2018

Investment Income:
Dividend income	$411,844
Interest income	1,814
Less: Return of Capital	(347,127)
Less: Foreign withholding taxes	(1,018)
Total Investment Income	65,513

Operating Expenses:
Investment advisory fees	82,482
Supervisory fees	15,001
Distribution (12b-1) fees:
Class A Shares	1,305
Class C Shares	6,951
Audit and tax fees	64,482
Registration fees	20,544
Administration services fees	12,694
Printing and postage expenses	9,509
Legal fees	3,308
Shareholder servicing fee	2,570
Compliance officer fees	1,890
Tax expense	1,025
Trustees’ fees and expenses	593
Custodian fees	170
Insurance expense	164
Miscellaneous expenses	2,391
Total Operating Expenses	225,079
Less: Fees waived/expense reimbursed by the Adviser	(78,966)
Net Operating Expenses	146,113

Net Investment Gain (Loss) Before Taxes	(80,600)
Deferred Income Tax Expense	(18,363)
Net Investment Gain (Loss)	(98,963)

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments	(586,195)
Deferred Income Tax Benefit	(130,605)
(716,800)
Net change in unrealized appreciation of:
Investments	407,868
Current Income Tax (Expense)	149,993
557,861

Net Realized and Unrealized Gain on Investments	(158,939)

Net Decrease in Net Assets Resulting From Operations	$(257,902)

See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
JAMES ALPHA MLP PORTFOLIO

	Year Ended	Year Ended
	November 30, 2018	November 30, 2017
Operations:
Net investment gain (loss)	$(98,963)	$(65,520)
Net realized gain (loss) from investments	(716,800)	546,765
Net change in unrealized appreciation/(depreciation) on investments	557,861	(1,100,716)
Net decrease in net assets resulting from operations	(257,902)	(619,471)

Distributions to Shareholders:
From Return of Capital*:
Class I	(450,212)	(269,811)
Class A	(41,455)	(66,431)
Class C	(48,275)	(47,158)
Net decrease in net assets resulting from distributions to shareholders	(539,942)	(383,400)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class I	2,081,454	538,789
Class A	22,376	459,232
Class C	11,477	264,301
Reinvestment of dividends and distributions
Class I	445,828	262,524
Class A	29,456	54,396
Class C	38,940	37,143
Redemption fee proceeds
Class I	—	600
Class A	—	133
Class C	—	131
Cost for shares redeemed
Class I	(224,702)	(121,002)
Class A	(237,214)	(3,181,748)
Class C	(323,549)	(339,241)
Net increase (decrease) in net assets from shares transactions of beneficial interest	1,844,066	(2,024,742)

Total increase (decrease) in Net Assets	1,046,222	(3,027,613)

Net Assets:
Beginning of Period	5,286,707	8,314,320
End of Period **	$6,332,929	$5,286,707

*	Distributions from net investment income and net realized capital gains are combined for the year ended November 30, 2018. See “New Accounting Pronouncements” in the Notes to Financial Statements for more information. The dividends and distributions to shareholders for the year ended November 30, 2017 have not been reclassified to conform to the current year presentation.

**	Net Assets - End of Year includes distributions in excess of net investment loss of (289,084) as of November 30, 2017.

See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS (Continued)
JAMES ALPHA MLP PORTFOLIO

	Year Ended	Year Ended
	November 30, 2018	November 30, 2017
Share Activity:
Class I
Shares Sold	364,627	71,363
Shares Redeemed	(38,231)	(17,883)
Shares Reinvested from Dividends	76,985	39,050
Net increase shares of beneficial interest outstanding	403,381	92,530

Class A
Shares Sold	3,697	63,168
Shares Redeemed	(40,600)	(432,344)
Shares Reinvested from Dividends	5,015	7,771
Net (decrease) shares of beneficial interest outstanding	(31,888)	(361,405)

Class C
Shares Sold	1,786	36,368
Shares Redeemed	(56,946)	(51,033)
Shares Reinvested from Dividends	6,625	5,502
Net (decrease) shares of beneficial interest outstanding	(48,535)	(9,163)

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
JAMES ALPHA MLP PORTFOLIO (Formerly, JAMES ALPHA YORKVILLE MLP PORTFOLIO)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Years/Period

	Class I
	Year Ended	Year Ended	Year Ended	Period Ended
	November 30,	November 30,	November 30,	November 30,
	2018	2017	2016	2015 (1)

Net Asset Value, Beginning of Year/Period	$5.88	$7.07	$6.56	$10.00
Income (Loss) from Investment Operations:
Net investment income (loss) (2)	(0.08)	(0.06)	(0.11)	(0.12)
Net realized and unrealized gain/(loss) on investments	(0.12)	(0.71)	0.89	(3.22)
Total from investment operations	(0.20)	(0.77)	0.78	(3.34)
Dividends and Distributions:
Distributions from return of capital	(0.50)	(0.42)	(0.27)	(0.10)
Total dividends and distributions	(0.50)	(0.42)	(0.27)	(0.10)
Redemption Fees	—	0.00 *	0.00 *	0.00	*
Net Asset Value, End of Year/Period	$5.18	$5.88	$7.07	$6.56
Total Return (3)	(4.08)%	(11.56)%	12.61%	(33.37	)% (4)
Ratios and Supplemental Data:
Net assets, at end of year/period (000s)	$5,577	$3,958	$4,102	$3,542
Ratio of gross expenses to average net assets including income tax expenses	3.12%	3.88%	3.30%	3.91	% (5)
Ratio of gross expenses to average net assets excluding income tax expenses	3.10%	3.85%	3.28%	3.91	% (5)
Ratio of net expenses to average net assets including income tax expenses (6)	2.00%	2.16%	2.53%	2.50	% (5)
Ratio of net expenses to average net assets before income tax expenses (6)	1.99%	2.13%	2.50%	2.50	% (5)
Ratio of Income Tax Expense (7)	0.01%	0.03%	0.02%	0.00	% (5)
Ratio of net investment income (loss) to average net assets (6)	(1.32)%	(0.82)%	(1.78)%	(2.04	)% (5)
Portfolio Turnover Rate	48%	89%	101%	17	% (4)

(1)	The James Alpha MLP Portfolio commenced operations on March 31, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year/period.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees. If the Adviser did not reimburse/waive a portion of the Fund’s expenses, total return would have been lower.

(4)	Not Annualized.

(5)	Annualized.

(6)	Represents the ratio of expenses to average net assets net of fee waivers and/or expense reimbursements by adviser.

(7)	Deferred tax expense estimate is derived from the net investment loss, and realized and unrealized gain/loss.

*	Per share amount represents less than $0.01 per share.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
JAMES ALPHA MLP PORTFOLIO (Formerly, JAMES ALPHA YORKVILLE MLP PORTFOLIO)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Years/Period

	Class A
	Year Ended	Year Ended	Year Ended	Period Ended
	November 30,	November 30,	November 30,	November 30,
	2018	2017	2016	2015 (1)

Net Asset Value, Beginning of Year/Period	$5.88	$7.06	$6.56	$10.00
Income (Loss) from Investment Operations:
Net investment income (loss) (2)	(0.09)	(0.08)	(0.12)	(0.10)
Net realized and unrealized gain/(loss) on investments	(0.12)	(0.70)	0.88	(3.24)
Total from investment operations	(0.21)	(0.78)	0.76	(3.34)
Dividends and Distributions:
Distributions from return of capital	(0.48)	(0.40)	(0.26)	(0.10)
Total dividends and distributions	(0.48)	(0.40)	(0.26)	(0.10)
Redemption Fees	—	0.00 *	0.00 *	0.00	*
Net Asset Value, End of Year/Period	$5.19	$5.88	$7.06	$6.56
Total Return (3)	(4.20)%	(11.68)%	12.21%	(33.41	)% (4)
Ratios and Supplemental Data:
Net assets, at end of year/period (000s)	$348	$582	$3,250	$2,479
Ratio of gross expenses to average net assets including income tax expenses	3.56%	3.93%	3.56%	4.16	% (5)
Ratio of gross expenses to average net assets excluding income tax expenses	3.54%	3.90%	3.54%	4.16	% (5)
Ratio of net expenses to average net assets including income tax expenses (6)	2.25%	2.36%	2.78%	2.75	% (5)
Ratio of net expenses to average net assets before income tax expenses (6)	2.24%	2.33%	2.75%	2.75	% (5)
Ratio of Income Tax Expense (7)	0.01%	0.03%	0.02%	0.00	% (5)
Ratio of net investment income (loss) to average net assets (6)	(1.57)%	(1.20)%	(2.06)%	(2.03	)% (5)
Portfolio Turnover Rate	48%	89%	101%	17	% (4)

(1)	The James Alpha MLP Portfolio commenced operations on March 31, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year/period.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees. If the Adviser did not reimburse/waive a portion of the Fund’s expenses, total return would have been lower.

(4)	Not Annualized.

(5)	Annualized.

(6)	Represents the ratio of expenses to average net assets net of fee waivers and/or expense reimbursements by adviser.

(7)	Deferred tax expense estimate is derived from the net investment loss, and realized and unrealized gain/loss.

*	Per share amount represents less than $0.01 per share.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
JAMES ALPHA MLP PORTFOLIO (Formerly, JAMES ALPHA YORKVILLE MLP PORTFOLIO)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Year/Period

	Class C
	Year Ended	Year Ended	Year Ended	Period Ended
	November 30,	November 30,	November 30,	November 30,
	2018	2017	2016	2015 (1)

Net Asset Value, Beginning of Year/Period	$5.87	$7.05	$6.55	$10.00
Income (Loss) from Investment Operations:
Net investment income (loss) (2)	(0.14)	(0.12)	(0.17)	(0.15)
Net realized and unrealized gain/(loss) on investments	(0.13)	(0.71)	0.88	(3.22)
Total from investment operations	(0.27)	(0.83)	0.71	(3.37)
Dividends and Distributions:
Distributions from return of capital	(0.42)	(0.35)	(0.21)	(0.08)
Total dividends and distributions	(0.42)	(0.35)	(0.21)	(0.08)
Redemption Fees	—	0.00 *	0.00 *	0.00	*
Net Asset Value, End of Period	$5.18	$5.87	$7.05	$6.55
Total Return (3)	(5.13)%	(12.36)%	11.47%	(33.69	)% (4)
Ratios and Supplemental Data:
Net assets, at end of year/period (000s)	$408	$747	$961	$733
Ratio of gross expenses to average net assets including income tax expenses	4.33%	4.86%	4.25%	4.91	% (5)
Ratio of gross expenses to average net assets excluding income tax expenses	4.32%	4.83%	4.23%	4.91	% (5)
Ratio of net expenses to average net assets including income tax expenses (6)	3.00%	3.15%	3.47%	3.50	% (5)
Ratio of net expenses to average net assets before income tax expenses (6)	2.99%	3.12%	3.45%	3.50	% (5)
Ratio of Income Tax Expense (7)	0.01%	0.03%	0.02%	0.00	% (5)
Ratio of net investment income (loss) to average net assets (6)	(2.34)%	(1.82)%	(2.73)%	(2.97	)% (5)
Portfolio Turnover Rate	48%	89%	101%	17	% (4)

(1)	The James Alpha MLP Portfolio commenced operations on March 31, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year/period.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees. If the Adviser did not reimburse/waive a portion of the Fund’s expenses, total return would have been lower.

(4)	Not Annualized.

(5)	Annualized.

(6)	Represents the ratio of expenses to average net assets net of fee waivers and/or expense reimbursements by adviser.

(7)	Deferred tax expense estimate is derived from the net investment loss, and realized and unrealized gain/loss.

*	Per share amount represents less than $0.01 per share.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
Year Ended November 30, 2018

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Saratoga Advantage Trust (the “Trust”) was organized on April 8, 1994, as a Delaware Statutory Trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust commenced investment operations on September 2, 1994. The Trust consists of thirty-one portfolios. Saratoga Capital Management, LLC (the “Manager”) serves as the Trust’s Manager. The James Alpha MLP Portfolio (the “Portfolio”) is managed by James Alpha Advisors, LLC (“James Alpha”). James Alpha serves as Adviser to the Portfolio. Effective December 31, 2018, James Alpha MLP Portfolio changed its name from James Alpha Yorkville MLP Portfolio.

The Portfolio is a non-diversified portfolio that seeks current income and secondarily capital appreciation. Currently, the Portfolio offers Class A, Class C and Class I shares. Class A shares are offered at net asset value plus a maximum sales load of 5.75%. Class C shares are offered subject to a CDSC of 1.00%. Class I shares are offered at net asset value. Each class represents an interest in the same assets of the Portfolio, and the classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. To discourage short-term trading and offset brokerage commissions, market impact and other costs associated with short-term trading, the Portfolio charges a 2% fee on the value of shares that are redeemed within 30 days of purchase. Such fees are paid directly to the Portfolio from which the redemption is made. Please see the Trust’s prospectus for additional details.

The following is a summary of significant accounting policies followed by the Portfolio in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

(a) Valuation of Investments

Investment securities listed on a national securities exchange are valued at the last reported sale price on the valuation date. NASDAQ traded securities are valued at the NASDAQ Official Closing Price (NOCP). If there are no such reported sales, the securities are valued at the last quoted mean price. Short-term debt securities having a remaining maturity of sixty days or less may be valued at amortized cost or amortized value, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by the Board of Trustees. There is no single standard for determining the fair value of such securities. Rather, in determining the fair value of a security, the board-appointed Fair Valuation Committee shall take into account the relevant factors and surrounding circumstances, a few of which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; and (iii) possible valuation methodologies that could be used to determine the fair value of a security.

Master Limited Partnerships (“MLPs”). Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the equity securities of MLPs.

MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Portfolio, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Portfolio has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Portfolio sold its investment in the MLP.

Concentration Risk. Under normal circumstances, the Portfolio invests at least 80% of its net assets in the equity securities of MLPs. MLPs are subject to certain risks, such as supply and demand risk, depletion and exploration risk, commodity pricing risk, acquisition risk, and the risk associated with the hazards inherent in midstream energy industry activities. A substantial portion of the cash flow received by the Portfolio is derived from investment in equity securities of MLPs. The amount of cash that a MLP has available for distributions, and the tax character of such distributions, are dependent upon the amount of cash generated by the MLP’s operations.

MLP Tax Risk. MLPs generally do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the underlying business

NOTES TO FINANCIAL STATEMENTS
Year Ended November 30, 2018 (Continued)

mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Portfolio were treated as corporations for U.S. federal income tax purposes, it could result in a reduction in the value of your investment in the Portfolio and lower income.

The Portfolio utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Portfolio has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of November 30, 2018, for the Portfolio’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$6,385,559	$—	$—	$6,385,559
Short Term Investments	63,985	—	—	63,985
Total Assets	$6,449,544	—	—	$6,449,544

The Portfolio did not hold any Level 3 securities during the period.

*	Refer to the Schedules of Investments for industry classifications.

(b) Income Taxes

The Portfolio, as a corporation, is obligated to pay federal and state income tax on its taxable income. The Portfolio intends to invest its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Portfolio reports its allocable share of the MLP’s taxable income in computing its own taxable income. Currently, the maximum marginal regular federal income tax rate for a corporation is 21%. The Tax Cuts and Jobs Act (Tax Reform) was enacted on Dec 22, 2017. The Tax Reform reduces the tax rate for corporations to 21%. Tax Reform eliminates the alternative minimum tax. The Portfolio is currently analyzing the impact of Tax Reform and the effect of the Tax reform is expected to be zero due to the valuation allowance. The Portfolio does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code.

The Portfolio may rely, to some extent, on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income and any return of capital allocable to MLP units held in its portfolio, and to estimate its associated deferred tax liability or asset. Such estimates are made in good faith. From time to time, as new information becomes available, the Portfolio will modify its estimates or assumptions regarding its tax liability or asset.

NOTES TO FINANCIAL STATEMENTS
Year Ended November 30, 2018 (Continued)

The Portfolio income tax expense/ (benefit) for the year ended November 30, 2018, consists of the following:

	Current	Deferred	Total
	Expense	Expense/(Benefit)	Expense/(Benefit)
Federal	$—	$—	$—
State	1,025	—	1,025
Total	$1,025	$—	$1,025

The Portfolio’s tax expense or benefit will be included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/ (losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards.

The Portfolio is currently using an estimated rate of 21% for federal tax and 2.48% for state and local tax, net of federal tax benefit. Total income tax expense/(benefit) (current and deferred) differs from the amount computed by applying the federal statutory income tax rate to net investment income/(loss) and net realized and unrealized gain/(loss) on investments before taxes as follows:

	November 30, 2018
	Amount	Rate

Income Tax Expense/(Benefit) at Statutory Rate	$(53,657)	21.00%
State Tax Expense/(Benefit) (net of federal)	$(6,985)	2.74%
Rate Change on CY Activity	$157,137	-61.50%
Federal True-up	$(12,089)	4.73%
Valuation Allowance	$(83,381)	32.63%
Net Income Tax Expense/(Benefit)	$1,025	-0.40%

Components of the Portfolio’s deferred tax assets and liabilities are as follows:

For the Year Ended November 30, 2018
Deferred Tax Assets
Investment Basis Difference	$—
Capital Losses	245,337
Net Operating Loss	202,611
Charitable Contribution	274
Total Deferred Tax Assets	$448,222
Deferred Tax Liabilities
Prepaid Expenses	$(2,788)
Investment Basis Difference	(60,259)
Unrealized gain/loss on investments	(18,290)
Total Deferred Tax Liability	$(81,337)
Deferred Tax Asset, Net	$366,885
Valuation Allowance	$(366,885)
Net	$—

Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such

NOTES TO FINANCIAL STATEMENTS
Year Ended November 30, 2018 (Continued)

temporary differences are realized or otherwise settled. To the extent the Portfolio has a deferred tax asset, consideration is given to whether or not a valuation allowance is required. A valuation allowance is required if based on the evaluation criterion provided by ASC 740, Income Taxes (ASC 740) that it is more-likely-than-not that some portion or all of the deferred tax asset will not be realized. The Portfolio has recorded a valuation allowance on the net deferred tax asset at November 30, 2018. This determination was made based on historic losses and the inability to predict future income. If the Portfolio were to liquidate at November 30, 2018, the net unrealized loss would expire unutilized. As new information becomes available, the Portfolio will modify its estimates or assumptions regarding the deferred tax asset.

The Portfolio files income tax returns in the U.S. federal jurisdiction and various states. Tax years (2015, 2016, 2017 and 2018) remain open and subject to examination by tax jurisdictions. The Portfolio has reviewed all major jurisdictions and concluded that there is no significant impact on the Portfolio’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain tax positions expected to be taken on its tax returns. Furthermore, management of the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amount of unrecognized tax benefit will significantly change in the next 12 months.

As of November 30, 2018, the Portfolio had the following net operating loss:

	Origination	Amount	Expiration
Net Operating Gain (Loss)	11/30/2015	$(136,501)	11/30/2035
	11/30/2016	(164,044)	11/30/2036
	11/30/2017	(123,392)	11/30/2037
Total	11/30/2018	(438,876)	11/30/2038
		(862,813)

(c) Security Transactions and Other Income

Security transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are accreted and amortized, over the lives of the respective securities. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

(d) Dividends and Distributions

Dividends from net investment income are declared and distributed quarterly. Distributable net realized capital gains are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on ex-dividend date and determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent dividends and distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions of paid-in-surplus or tax return of capital. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Portfolio. Depreciation or other cost recovery deductions passed through to the Portfolio from investments in MLPs taxed as partnerships in a given year generally will reduce the Portfolio’s taxable income (and earnings and profits), but those deductions may be recaptured in the Portfolio’s taxable income (and earnings and profits) in subsequent years when the MLPs dispose of their assets or when the Portfolio disposes of its interests in the MLPs. When deductions are recaptured, distributions to the Portfolio’s shareholders may be taxable, even though the shareholders at the time of the distribution might not have held shares in the Portfolio at the time the deductions were taken by the Portfolio, and even though the Portfolio’s shareholders at the time of the distribution will not have corresponding economic gain on their shares at the time of the distribution.

Distributions received from the Portfolio’s investments in MLPs generally are comprised of income and return of capital. The Portfolio records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

(e) Allocation of Expenses

Expenses specifically attributable to a particular Portfolio are borne by that Portfolio. Other expenses are allocated to the Portfolio based on its net assets in relation to the total net assets of all the applicable Portfolios of the Trust or another reasonable basis.

NOTES TO FINANCIAL STATEMENTS
Year Ended November 30, 2018 (Continued)

(f) Indemnification

The Trust indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

2.	MANAGEMENT FEE, ADMINISTRATION FEE AND OTHER TRANSACTIONS WITH RELATED PARTIES

(a) The management fees are payable to James Alpha monthly by the Portfolio and are computed and accrued daily at an annual rate of 1.20% of the Portfolio’s average daily net assets. The Manager serves the Portfolio in a supervision capacity with responsibility to monitor the performance of the Portfolio’s outside service providers (other than sub-advisers, if any, which are monitored by the James Alpha), assist in the review of financial statements and other regulatory filings and board meeting materials related to each Portfolio. Pursuant to the supervision agreement with the Portfolio, the Portfolio pays the Manager an annual supervision fee of the greater of $15,000 or 0.10% of the Portfolio’s average daily net assets, payable on a monthly basis, which fee decreases at various asset levels.

The Trust and James Alpha, on behalf of the Portfolio, have entered into an Excess Expense Agreement (the “Expense Agreement”). In connection with the Expense Agreement, James Alpha is currently waiving all or a portion of its management fees and/or assuming certain other operating expenses (excluding front-end and contingent deferred sales loads, taxes (including deferred tax expense), leverage, interest, dividend and interest expenses on short sales, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, extraordinary or non-routine expenses and Acquired Fund Fees and Expenses) of the Portfolio in order to maintain the expense ratios of each class of the Portfolio at or below predetermined levels (each an “Expense Cap”). The annual expense caps in effect at November 30, 2018, for the Portfolio were: 2.24%, 2.99% and 1.99% for Class A, C and I shares, respectively. Under the terms of the Expense Agreement, expenses borne by James Alpha are subject to reimbursement for up to three years from the end of the fiscal year the fees or expenses were incurred. No reimbursement will be made if it would result in the portfolio exceeding its Expense Cap. The Expense Agreement with James Alpha shall continue through March 31, 2020. As of November 30, 2018, James Alpha has waived/reimbursed $56,482, $107,987, $78,966 in expenses which may be reimbursed to James Alpha by no later than November 30, 2019, November 30, 2020 and November 30, 2021, respectively.

(b) The Distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”). The Portfolio has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) with respect to the sale and distribution of Class A and C shares of the Portfolio. The Plan provides that the Portfolio will pay the Distributor or other entities, including the Manager and James Alpha, a fee, which is accrued daily and paid monthly, at the annual rate of 0.25% of the average daily net assets of Class A shares and 1.00% of the average daily net assets of the Portfolio’s Class C shares. A portion of the fee payable pursuant to the Plan, equal to 0.25% of the average daily net assets, is currently characterized as a service fee and it may be paid directly to the Manager and James Alpha or other entities for providing support services. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts. The aggregate of such service fee payments will not exceed 0.25% of average daily net assets.

For the year ended November 30, 2018, the Distributor received $2,123 and $348 in sales charges on sales of the Portfolio’s Class A shares and Class C shares, respectively, of the amounts collected $389 and $231 was retained by the Distributor for Class A and Class C shares, respectively.

(c) Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor provides administrative, fund accounting and transfer agency services to the Portfolio pursuant to agreements with the Trust, for which it receives from the Portfolio: (i) a minimum annual fee or basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

Pursuant to the terms of the Trust’s Custody Administration Agreement with GFS (the “Custody Administration Agreement”), the Trust pays an asset-based fee in decreasing amounts as Trust assets reach certain breakpoints. The Trust also pays certain transaction fees and out-of-pocket expenses pursuant to the Custody Administration Agreement.

In addition, certain affiliates of the Distributor provide services to the Trust as follows:

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Portfolio.

NOTES TO FINANCIAL STATEMENTS
Year Ended November 30, 2018 (Continued)

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Trust on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Portfolio.

Certain officers of GFS and NLCS are also officers of the Trust.

3.	INVESTMENT TRANSACTIONS

For the year ended November 30, 2018, the cost of purchases and proceeds from sales of investment securities, other than short-term securities, for the Portfolio, was $4,785,912 in purchases and $3,232,956 in sales.

4.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 2.00% of the total redemption amount if shareholders sell their shares after holding them for seven days or less. The redemption fee is paid directly to the Fund from which the redemption is made. For the year ended November 30, 2018, the Fund assessed $0 in redemption fees.

5.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

		Gross	Gross	Net Unrealized
	Tax	Unrealized	Unrealized	Appreciation/
	Cost	Appreciation	Depreciation	(Depreciation)
James Alpha MLP	6,341,702	474,439	(366,597)	107,842

6.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Portfolio creates a presumption of control of the Portfolio under Section 2(a)(9) of the 1940 Act. As of November 30, 2018, Denis Nayden owns 69.1% of the I shares and LPL Financial owns 26.5% of class A shares.

7.	RECENT ACCOUNTING PRONOUNCEMENTS

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is allowed. At this time, management is evaluating the implications of the ASU and any impact on the financial statement disclosures.

In August 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to US GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. These amendments have been adapted with these financial statements.

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements other than the following,

Effective December 31, 2018, Yorkville Capital Management LLC (“Yorkville”) no longer serves as a sub-adviser to the Portfolio and the name of the Portfolio was changed to the James Alpha MLP Portfolio.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of
Saratoga Advantage Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of James Alpha MLP Portfolio (formerly known as James Alpha Yorkville MLP Portfolio) (the “Fund”), a series of Saratoga Advantage Trust, including the schedule of investments, as of November 30, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period March 31, 2015 to November 30, 2015 (commencement of operations), and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period March 31, 2015 to November 30, 2015 (commencement of operations), in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund’s auditor since 2003.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2018 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
January 29, 2019

SUPPLEMENTAL INFORMATION (Unaudited)

Shareholders of funds will pay ongoing expenses, such as advisory fees, distribution and services fees (12b-1 fees), and other fund expenses. The following examples are intended to help the shareholder understand the ongoing cost (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges (CDSCs) on redemptions.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from June 1, 2018, through November 30, 2018.

Actual Expenses: The table provides information about actual account values and actual expenses. The shareholder may use the information in this line, together with the amount invested, to estimate the expenses that would be paid over the period. Simply divide account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid” to estimate the expenses paid on the account during the period.

Hypothetical Examples for Comparison Purposes: The second table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period. This information may be used to compare the ongoing costs of investing in the fund and other mutual funds. To do so, a shareholder would compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

					Hypothetical
			Actual		(5% return before expenses)

		Beginning		Expenses	Ending	Expenses
	Fund’s	Account	Ending	Paid During	Account	Paid During
	Annualized	Value	Account Value	Period*	Value	Period*
	Expense Ratio	6/1/18	11/30/18	6/1/18-11/30/18	11/30/18	6/1/18-11/30/18
James Alpha MLP Portfolio:
Class I	1.99%	$1,000.00	$886.00	$9.41	$1,015.09	$10.05
Class A	2.24%	$1,000.00	$885.00	$10.58	$1,013.84	$11.31
Class C	2.99%	$1,000.00	$880.60	$14.10	$1,010.08	$15.07

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the six-month period ended November 30, 2018 (183) divided by the number of days in the fiscal year (365).

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Board of Trustees & Officers

The Trust is governed by a Board of Trustees, which oversees the Portfolios’ operations. Officers are appointed by the Trustees and serve at the pleasure of the Board. The table below shows, for each Trustee and Officer, his name, address, and age, the position held with the Trust, the length of time served as Trustee and Officer of the Trust, the Trustee’s or Officer’s principal occupations during the last five years, the number of portfolios in the Saratoga Family of Funds overseen by the Trustee or Officer, and other directorships held by the Trustee or Officer.

The Trust’s Statement of Additional Information contains additional information about the Trustees and Officers and is available without charge, upon request, by calling 1-800-807-FUND (3863).

Interested Trustees

Name, Age and Address	Position(s) Held with Trust	Term* / Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Bruce E. Ventimiglia, 63 1616 N. Litchfield Rd. Suite 165 Goodyear, AZ 85395	President, CEO, and Chairman of the Board of Trustees **	Since September 1994	Chairman, President and Chief Executive Officer of Saratoga Capital Management, LLC	31	None

Independent Trustees

Name, Age and Address	Position(s) Held with Trust	Term* / Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Patrick H. McCollough, 76 1616 N. Litchfield Rd. Suite 165 Goodyear, AZ 85395	Trustee	Since September 1994	Retired	31	Trustee, Board of Harbor Beach Community Hospital (2011-present)
Udo Koopmann, 77 1616 N. Litchfield Rd. Suite 165 Goodyear, AZ 85395	Trustee	Since April 1997	Retired	31	None
Floyd E. Seal, 69 1616 N. Litchfield Rd. Suite 165 Goodyear, AZ 85395	Trustee	Since April 1997	Retired. Director of Operations, Pet Goods Manufacturing & Imports (January 2013 – 2017; Chief Executive Officer and 100% owner of Tarahill, Inc., d.b.a. Pet Goods Manufacturing & Imports, Dahlonega, GA (1992-2012)	31	None
Stephen H. Hamrick, 66 1616 N. Litchfield Rd. Suite 165 Goodyear, AZ 85395	Trustee	Since January 2003	President and Chief Executive Officer, Terra Capital Markets, LLC (January 2011- Present) (broker-dealer)	31	None

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Senior Officers

Name, Age and Address	Position(s) Held with Trust	Term* / Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer	Other Directorships Held by Officer
Stephen Ventimiglia, 62 1616 N. Litchfield Rd. Suite 165 Goodyear, AZ 85395	Vice President and Secretary**	Since September 1994	Vice Chairman and Chief Investment Officer of Saratoga Capital Management, LLC	31	None
Jonathan W. Ventimiglia, 35 1616 N. Litchfield Rd. Suite 165 Goodyear, AZ 85395	Treasurer, Chief Financial Officer, Vice President & Assistant Secretary***	Treasurer & Chief Financial Officer since July 2009; Vice President & Assistant Secretary since January 2008	Chief Financial Officer and Chief Compliance Officer of Saratoga Capital Management, LLC	31	None
James S. Vitalie, 59 1616 N. Litchfield Rd. Suite 165 Goodyear, AZ 85395	Vice President	Since January 2011	Chief Executive Officer of James Alpha Advisors, LLC (September 2015 – Present); President of James Alpha Management, LLC (March 2008 – Present); Executive Vice President of FDX Capital LLC (June 2012-Present)	31	Board Member, The Joshua School (January 2016 – Present)
Michael J. Wagner, 68 c/o Northern Lights Compliance Services, LLC 80 Arkay Drive, Suite 110 Hauppauge, NY 1788	Chief Compliance Officer	Since July 2006	President of Northern Lights Compliance Services, LLC (formerly Fund Compliance Services, LLC) (2006-present)	31	None

*	Each Trustee will serve an indefinite term until his successor, if any, is duly elected and qualified. Officers of the Trust are elected annually.

**	Bruce E. Ventimiglia and Stephen Ventimiglia are brothers.

***	Jonathan W. Ventimiglia is Bruce E. Ventimiglia’s son.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-800-807-FUND.

Rev July 2011

FACTS	WHAT DOES THE SARATOGA ADVANTAGE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number and wire transfer instructions

● account transactions and transaction history

● investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The Saratoga Advantage Trust (“The Trust”) choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do The Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-807-FUND

Who we are
Who is providing this notice?	The Saratoga Advantage Trust
What we do
How does The Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you.

How does The Trust collect my personal information?

We collect your personal information, for example, when you

●    open an account or deposit money

●    direct us to buy securities or direct us to sell your securities

●    seek information about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes—information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for non-affiliates to market to you

●    State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Our affiliates include financial companies such as Saratoga Capital Management, LLC.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Trust does not share your personal information with nonaffiliates so they can market you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Trust does not jointly market.

How to Obtain Proxy Voting Information

Information regarding how the Portfolio voted proxies relating to portfolio securities during the most recent twelve month period ended June 30, as well as a description of the policies and procedures that the Portfolio uses to determine how to vote proxies is available without charge, upon request, by calling 1-888-672-4839 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-672-4839.

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)       The registrant’s board of trustees has determined that Floyd E. Seal and Udo W. Koopmann are independent audit committee financial experts.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees
	Registrant	Advisor
FYE 11/30/18	$7,300.00	$0.00
FYE 11/30/17	$7,300.00	$900.00

(b)	Audit-Related Fees
	Registrant	Advisor
FYE 11/30/18	$0.00	$0.00
FYE 11/30/17	$0.00	$0.00

(c)	Tax Fees
	Registrant	Advisor
FYE 11/30/18	$32,800.00	$0.00
FYE 11/30/17	$32,800.00	$600.00

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees
	Registrant	Advisor
FYE 11/30/18	$0.00	$0.00
FYE 11/30/17	$0.00	$0.00

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

	Registrant	Advisor
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal years ended November 30, 2017, and November 30, 2016, are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the registrant’s disclosure controls and procedures as of November 30, 2016, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)       There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certification(s) required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable.

(b) Certification(s) required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Saratoga Advantage Trust

By (Signature and Title)

* /s/ Bruce E. Ventimiglia

Bruce E. Ventimiglia, President and Chief Executive Officer

Date 02/06/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

* /s/ Jonathan W. Ventimiglia Jonathan W. Ventimiglia, Vice President, Assistant Secretary, Treasurer and Chief Financial Officer

Date 02/06/19

By (Signature and Title)

* /s/ Bruce E. Ventimiglia

Bruce E. Ventimiglia, President and Chief Executive Officer

Date 02/06/19

* Print the name and title of each signing officer under his or her signature.